UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 1-11727

Delaware	73-1493906
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 981-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This current report on Form 8-K is filed to provide the audited consolidated financial statements as of and for the four-month transition period ended December 31, 2007 of Energy Transfer Partners, L.P. and Subsidiaries, and audited consolidated balance sheet as of December 31, 2007 of Energy Transfer Partners GP, L.P. and Subsidiaries, and Energy Transfer Partners, L.L.C. and Subsidiaries. Copies of these consolidated financial statements and balance sheets are filed as Exhibits 99.1, 99.2 and 99.3 to this report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are being filed herewith:

Exhibit 23.1	Consent of Grant Thornton LLP.

Exhibit 99.1	The audited consolidated financial statements of Energy Transfer Partners, L.P. and Subsidiaries as of and for the four-month transition period ended December 31, 2007.

Exhibit 99.2	The audited consolidated balance sheet of Energy Transfer Partners GP, L.P. and Subsidiaries as of December 31, 2007.

Exhibit 99.3	The audited consolidated balance sheet of Energy Transfer Partners, L.L.C. and Subsidiaries as of December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

		By:	Energy Transfer Partners GP, L.P., its General Partner

		By:	Energy Transfer Partners, L.L.C., its General Partner

Date:	March 19, 2008	By:	/s/ Brian J. Jennings
Brian J. Jennings
Chief Financial Officer (duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

Exhibit 23.1	Consent of Grant Thornton LLP.

Exhibit 99.1	The audited consolidated financial statements of Energy Transfer Partners, L.P. and Subsidiaries as of and for the four-month transition period ended December 31, 2007.

Exhibit 99.2	The audited consolidated balance sheet of Energy Transfer Partners GP, L.P. and Subsidiaries as of December 31, 2007.

Exhibit 99.3	The audited consolidated balance sheet of Energy Transfer Partners, L.L.C. and Subsidiaries as of December 31, 2007.